Exhibit 10.3

CONSTRUCTION LOAN AGREEMENT

By and Between

GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation,
GGS INTERNATIONAL HOLDINGS, INC., a Texas corporation,
and
AUTOSEIS, INC., a Texas corporation

and

CITIBANK, N.A.,

a national banking association

i

ii

iii

CONSTRUCTION LOAN AGREEMENT

This CONSTRUCTION LOAN AGREEMENT (“Agreement”) is executed effective as of the          day of February, 2008, by and between GLOBAL GEOPHYSICAL SERVICES, INC., a Texas corporation, d/b/a GGS Seismic, Inc. (“Global”), GGS INTERNATIONAL HOLDINGS, INC., a Texas corporation and AUTOSEIS, INC., a Texas corporation whose address is 3535 Briarpark Drive, Suite 200, Houston, Texas, 77042, and CITIBANK, N.A., a national banking association (“Lender”), whose address is 2000 West Sam Houston Parkway South, Suite 600, Houston, Texas 77042.

ARTICLE I

DEFINITION OF TERMS

1.1                                 Definitions.  As used in this Agreement, the following terms shall have the respective meanings indicated below:

Advance:  A disbursement by Lender, whether by journal entry or deposit to Borrower’s account, of any of the proceeds of the Loan, any insurance proceeds or Borrower’s Deposit.

Affidavit of Commencement:  As defined in Section 5.13 hereof.

Affidavit of Completion:  As defined in Section 5.14 hereof.

Agreement:  This Construction Loan Agreement, as the same may from time to time be amended or supplemented.

Allocations:  The line items set forth in the Budget for which Advances of Loan proceeds will be made.

Borrower:  Shall mean, jointly and severally, Global, GGS International Holdings, Inc., a Texas corporation and Autoseis, Inc., a Texas corporation and Borrower shall also mean any one of them.

Borrower’s Deposit:  Such cash amounts as Lender may deem necessary for Borrower to deposit with it in accordance with the provisions of Section 3.5 of this Agreement.

Budget:  The initial budget which is set forth on Exhibit “B” attached hereto and incorporated herein by reference, as the same may be amended from time to time and approved by Lender.

Commencement Date:  The date set forth in the Schedule of Definitions.

Completion:  When all of the following have been delivered to the Lender:  (i) Certificate of Occupancy (or its equivalent) from the appropriate Governmental Authority having jurisdiction over the Mortgaged Property; (ii) Certificate of Substantial Completion from the

Design Professional (verified by the Inspecting Person); and (iii) an Affidavit and Release of Liens, in form and substance acceptable to Lender, from the Contractor and, upon request of Lender, any other contractor or subcontractor who performed Work.

Completion Date:  The date set forth in the Schedule of Definitions.

Constituent Party:  Any signatory to this Agreement that signs on Borrower’s behalf that is a corporation, general partnership, limited partnership, joint venture, trust, or other type of business organization.

Construction Contract:  Collectively, all contracts and agreements entered into between Global and Contractor pertaining to the development, construction and completion of the Improvements.

Contractor:  The person or entity who is acceptable to Lender and set forth in the Schedule of Definitions (if other than Global), together with any other person or entity acceptable to Lender with whom Global contracts for the development, construction and completion of the Improvements or any portion thereof.

Debtor Relief Laws:  Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

Deed of Trust:  The Deed of Trust of even date herewith pursuant to which Global mortgages the Mortgaged Property to secure the Loan, as the same may be modified and amended from time to time as provided therein.

Design Professional:  Collectively, the architects, engineers, other design professional consultants and planners, and firms set forth in the Schedule of Definitions, with whom Global contracts for the providing of planning, design, architectural, engineering or other similar design services relating to the Improvements, if any.

Design Services Contract:  Collectively, all contracts and agreements entered into between Global and each Design Professional pertaining to the design, development and construction of the Improvements, if any.

Draw Request Form:  The form for submission by Borrower to Lender as a condition precedent for an Advance, in the form of the Draw Request attached to the Budget or such other form as may be approved by Lender.

Environmental Law:  Any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under, or about the Mortgaged Property, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (as now or hereafter amended, “CERCLA”), 42 U.S.C. § 9601 et seq., the Resource, Conservation and Recovery Act (as now or hereafter amended, “RCRA”), 42 U.S.C. § 6901 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 (as now or hereafter amended, “SARA”), Pub. L. 99-499 100 Stat.

1613, the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. § 1101 et seq.; Clean Water Act (“CWA”), 33 U.S.C. § 1251 et seq.; Clean Air Act (“CAA”), 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act (“FWPCA”), 33 U.S.C. § 1251 et seq.; and any corresponding state laws or ordinances including, but not limited to, the Texas Water Code (“TWC”) § 26.001 et seq.; Texas Health & Safety Code (“THSC”) § 361.001 et seq.; the Texas Solid Waste Disposal Act (“TSWDA”), Tex. Rev. Civ. Stat. Ann. art. 4477-7; and regulations, rules, guidelines, or standards promulgated pursuant to such laws, as such statutes, regulations, rules, guidelines, and standards are amended from time to time.

Equity:  Shall mean the “Borrower’s Cash Portion” as described on the Budget.

Event of Default:  Any happening or occurrence described in Section 7.1 of this Agreement.

Extended Maturity Date:  The date in January, 2019 corresponding to the date hereof.

Extended Maturity Date Option:  The option to extend the Maturity Date to the Extended Maturity Date as described in Section 3.10 hereof.

Financing Statement:  The financing statement or financing statements (on Standard Form UCC-1 or otherwise) authorized to be delivered by Global in connection with the Loan Documents.

Governmental Authority:  Any and all courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

Governmental Requirements:  All statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower or the Mortgaged Property.

Hazardous Substance:  Hazardous Substance is any substance, product, waste, or other material which is or becomes listed, regulated, or addressed as being a toxic, hazardous, polluting, or similarly harmful substance under any Environmental Law, including without limitation:  (i) any substance included within the definition of “hazardous waste” pursuant to Section 1004 of RCRA; (ii) any substance included within the definition of “hazardous substance” pursuant to Section 101 of CERCLA; (iii) any substance included within (a) the definition of “regulated substance” pursuant to Section 26.342(9) of TWC; or (b) the definition of “hazardous substance” pursuant to Section 361.003(13) of THSC; (iv) asbestos; (v) polychlorinated biphenyls; (vi) petroleum products; (vii) underground storage tanks, whether empty, filled or partially filled with any substance; (viii) any radioactive materials, urea formaldehyde foam insulation or radon; (ix) any substance included within the definition of “waste” pursuant to Section 30.003(b) of TWC or “pollutant” pursuant to Section 26.001(13) of TWC; and (x) any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by any Governmental Authority on the basis that such chemical, material or substance is toxic, hazardous or harmful to human health or the environment.  For the purposes of this definition, Hazardous Substance(s) shall not include any substance of a nature, quantity or concentration that does not violate Environmental Laws and is customarily used, stored or disposed as part of or incidental to the operation and maintenance of the applicable portion of the Mortgaged Property and the construction of Improvements thereon in the ordinary course of Borrower’s business currently conducted (or currently contemplated to be conducted following completion of construction of Improvements, if applicable) as to such portion of the Mortgaged Property so long as (x) such use, storage or disposal complies fully with applicable Environmental Laws and good and safe business practice, (y) any disposal takes place in accordance with applicable Environmental Laws and, if applicable, at disposal facilities and locations other than the Mortgaged Property and which are fully permitted in accordance with Environmental Laws and (z) such use, storage or disposal does not require Borrower, any agent or employee of Borrower or any operator of the Mortgaged Property to have a hazardous waste generator identification number or any other permit based primarily on or related primarily to Hazardous Substance activity.

Improvements:  The improvements generally described in the Schedule of Definitions to be constructed by Borrower upon the Land, all as more particularly described in the Plans and Specifications.

Indebtedness:  As defined in the Deed of Trust.

Initial Advance:  The Advance to be made at the time Borrower satisfies the conditions set forth in Sections 3.1 of this Agreement, except as otherwise provided herein.

Inspecting Person:  A person designated by Lender from time to time who may inspect the Improvements from time to time for the benefit of Lender.

Land:  The real property or interest therein described in Exhibit “A” attached hereto and incorporated herein by this reference.

Leases:  Any and all leases, master leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

Loan:  The loan evidenced by the Note and governed by this Agreement.

Loan Amount:  The amount set forth in the Schedule of Definitions.

Loan Documents:  The Note, the Deed of Trust, this Agreement, the Security Agreement, the Financing Statement, the Assignment of Leases and Rents, the Guaranty, if any, and any and all other documents now or hereafter executed by Global, Borrower, or any other person or party in connection with the Loan, the indebtedness evidenced by the Note, or the covenants contained in this Agreement.

Material Adverse Effect:  Any material and adverse effect on (i) the business condition (financial or otherwise), operations, prospects, results of operations, capitalization, liquidity or any properties of Borrower or Global, taken as a whole, (ii) the value of the Mortgaged Property, (iii) the ability of Borrower (or if Borrower is a partnership, joint venture, trust or other type of business association, of any of the parties comprising Borrower or of the ground lessor if the estate held by Borrower in the Land is a leasehold estate) to pay and perform the Indebtedness and the Obligations, respectively, or (iv) the validity, enforceability or binding effect of any of the Loan Documents.

Maturity Date:  The date in January, 2009 corresponding to the date hereof.

Maximum Lawful Rate:  As defined in Section 9.8 hereof.

Mortgaged Property:  Collectively, the Land, Improvements and all other collateral covered by the Loan Documents.

Note:  The promissory note dated as of even date herewith in the principal sum of the Loan Amount (together with all renewals and extensions thereof) executed and delivered by Borrower payable to the order of Lender, evidencing the Loan.

Obligations:  Any and all of the covenants, conditions, warranties, representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, or any other person or party to the Loan Documents to Lender, the trustee of the Deed of Trust, or others as set forth in the Loan Documents, and in any deed, lease, sublease, or other form of conveyance, or any other agreement pursuant to which Borrower is granted a possessory interest in the Land.

Origination Fee:  The sum set forth in the Schedule of Definitions to be paid by Borrower to Lender pursuant to the terms of this Agreement.

Plans and Specifications:  The plans and specifications for the development and construction of the Mortgaged Property, prepared by Borrower or the Design Professional and approved by Lender as required herein, by all applicable Governmental Authorities, by any party to a purchase or construction contract with a right of approval, all amendments and modifications thereof approved in writing by the same, and all other design, engineering or architectural work, test reports, surveys, shop drawings, and related items.

Regulatory Authority:  As defined in Section 2.10 hereof.

Schedule of Definitions:  The Schedule of Definitions attached hereto and incorporated herein by reference for all purposes, containing the specific information or identity of certain terms and definitions used herein.

Security Agreement:  The Security Agreement shall mean all security agreements, whether contained in the Deed of Trust, a separate security agreement or otherwise creating a security interest in all personal property and fixtures of Global (including replacements, substitutions and after-acquired property) now or hereafter located in or upon the Land or Improvements, or used or intended to be used in the operation thereof, to secure the Loan.

Soft Costs: The costs incurred by Borrower for environmental reviews, appraisals, soil analysis, architectural and engineering plans and drawings, legal and professional services, testing services, financing costs, inspection fees, plotting fees, printing fees, permit expenses, and other out-of-pocket expenses incurred as a prerequisite to the commencement of construction on the Mortgaged Property, together with an interest reserve to cover interest to accrue on the Note.

Special Account:  An account established by Borrower with Lender (in which Borrower shall at all times maintain a minimum balance of $1,000.00) into which all Advances made directly to Borrower will be deposited.

Title Company:  The Title Company (and its issuing agent, if applicable) issuing the Title Insurance, which shall be acceptable to Lender in its sole and absolute discretion.

Title Insurance:  One or more title insurance commitments, binders or policies, as Lender may require, issued by the Title Company, in the maximum amount of the Loan insuring or committing to insure that the Deed of Trust constitutes a valid lien covering the Land and Improvements subject only to those exceptions which Lender may approve.

1.2                                 Additional Definitions.  As used herein, the following terms shall have the following meanings:

(a)                                  “Hereof,” “hereby,” “hereto,” “hereunder,” “herewith,” and similar terms mean of, by, to, under and with respect to, this Agreement or to the other documents or matters being referenced.

(b)                                 “Heretofore” means before, “hereafter” means after, and “herewith” means concurrently with, the date of this Agreement.

(c)                                  All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.

(d)                                 All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

ARTICLE II

THE LOAN

2.1                                 Agreement to Lend.  Lender hereby agrees to lend up to but not in excess of the Loan Amount to Borrower , and Borrower hereby agrees to borrow up to but not in excess of such sum from Lender, all upon and subject to the terms and provisions of this Agreement, such sum to be evidenced by the Note.  No principal amount repaid by Borrower may be reborrowed by Borrower.  Borrower’s liability for repayment of the interest on account of the Loan shall be limited to and calculated with respect to Loan proceeds actually disbursed to Borrower pursuant to the terms of this Agreement and the Note and only from the date or dates of such disbursements.  After an Event of Default, Lender may, in Lender’s discretion, disburse Loan proceeds by journal entry to pay interest and financing costs and disburse Loan proceeds directly to third parties to pay costs or expenses required to be paid by Borrower pursuant to this Agreement.  Loan proceeds disbursed by Lender by journal entry to pay interest or financing costs, and Loan proceeds disbursed directly by Lender to pay costs or expenses required to be paid by Borrower pursuant to this Agreement, shall constitute Advances to Borrower.

2.2                                 Advances.  The purposes for which Loan proceeds are allocated and the respective amounts of such Allocations are set forth in the Budget.  Notwithstanding anything herein to the contrary, Advances shall be made on a monthly basis during the term of the Loan.

2.3                                 Allocations.  The Advances shall be disbursed only for the purposes and in respect of the Allocations set forth in the Budget.  Lender shall not be obligated to make an Advance for an Allocation set forth in the Budget to the extent that the amount of the Advance for such Allocation would, when added to all prior Advances for such Allocation, exceed the total of such Allocation as set forth in the Budget.

2.4                                 Limitation on Advances.  To the extent that Loan proceeds disbursed by Lender pursuant to the Allocations are insufficient to pay all costs required for the acquisition, development, construction and completion of the Mortgaged Property after contribution of the Borrower’s Equity as required pursuant to Section 5.26 hereof, Borrower shall pay such excess costs with funds derived from sources other than the Loan.  Under no circumstances shall Lender be required to disburse any proceeds of the Loan in excess of the Loan Amount.

2.5                                 Reallocations.  If expenses incurred to complete, or that will be incurred to complete, a particular line item in the Budget are less than the amount allocated to such item in the Budget (the “Savings”) and Borrower provides Lender with evidence reasonably satisfactory to Lender of such Savings, Borrower may use any Savings to cover any contingencies or cost overruns in any other particular line item in the Budget without consent of Lender; provided, however, that no Savings shall be reallocated from the interest reserve line item on the Budget or to the developer’s fee or contractor’s fee line items in the Budget.

2.6                                 Contingency Allocations.  Any amount allocated in the Budget for “contingencies” may be disbursed upon the request of the Borrower on a percentage of completion basis without the Lender’s consent.  Borrower has the right to request the Lender to disburse amounts on an accelerated basis and the Lender shall not unreasonably withhold its consent to such a request.

2.7                                 Regulatory Restrictions.  Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, in no event shall Lender be required to disburse, nor shall Borrower be entitled to demand that Lender disburse, all or any portion of the Loan if the amount of the Loan would, in Lender’s reasonable discretion, cause Lender to exceed the lending limit to a single borrower under any applicable state or federal law, regulation or ruling.  If Lender determines, in its reasonable discretion, at any time (including after any portion or all of the Loan has been disbursed) that the transaction evidenced by this Agreement and the other Loan Documents violates such lending limit restriction, then Lender shall have the right to immediately reduce the amount of credit available under the Note to an amount that complies with the Lender’s understanding of what its loan limit is.

2.8           Withholding on Advances.  Lender may withhold from an Advance or, on account of subsequently discovered evidence, withhold from a later Advance under this Agreement, or require Borrower to repay to Lender the whole or any part of any earlier Advance, to such extent as may be necessary to protect the Lender from loss on account of (i) defective work as determined by the Inspecting Person not remedied or requirements of this Agreement not performed after notice and opportunity to cure in the manner specified in Section 7.1, (ii) liens filed or reasonable evidence indicating probable filing of liens against the Mortgaged Property, unless the same are bonded around in a manner satisfactory to the Lender, (iii) failure of Borrower to make payments to subcontractors for material or labor, subject to Borrower’s rights to contest the same in good faith, and, where Lender requires, the establishment of cash reserves for such contested claim, or (iv) a reasonable doubt that the construction can be completed for the balance of the Loan Amount then undisbursed unless Borrower has satisfied the requirements of Section 2.4 herein.  When all such grounds are removed, payment shall be made of any amount so withheld because of them.

2.9           Loan Limitation.  Notwithstanding anything in this Agreement to the contrary, the amount of the Loan with respect to the Mortgaged Property shall not exceed the lesser of (i) $7,500,000.00, (ii) seventy-five percent (75%) of the cost of the Improvements or (iii) seventy-five percent (75%) of the fair market value thereof, as reflected in a MAI appraisal acceptable to Lender.

2.10         Appraisal Right.  In the event that any appraisal is required or desired by Lender (no more than annually unless an Event of Default exists), the Federal Deposit Insurance Corporation, the Office of Comptroller of Currency or other governmental entity or quasi-governmental entity which has the authority and power to regulate the business and other activities of Lender (“Regulatory Authority”), Lender may (at Borrower’s sole cost and expense) obtain an appraisal of the Mortgaged Property in form, substance and by an appraising firm acceptable to Lender and, if applicable, the Regulatory Authority requiring such appraisal.  All appraisals will be performed by state certified appraisers estimating the market value as defined in the Uniform Standards of Professional Appraisal Practice and will need all the requirements and instructions found in the regulations at 12 C.F.R. Part 34.44.

ARTICLE III

ADVANCES

3.1           Conditions to Initial Advance.  The obligation of Lender to make the Initial Advance hereunder is subject to the prior or simultaneous occurrence of each of the following conditions:

(a)           Lender shall have received from Borrower all of the Loan Documents duly executed by the appropriate party.

(b)           Lender shall have received certified copies of resolutions of Borrower, if Borrower is a corporation, or a certified copy of a consent of partners, if Borrower is a partnership, authorizing execution, delivery and performance of all of the Loan

Documents and authorizing the borrowing hereunder, along with such certificates of existence, certificates of good standing and other certificates or documents as Lender may reasonably require to evidence Borrower’s authority.

(c)           Lender shall have received true copies of all organization documents of Borrower, including all amendments or supplements thereto, if Borrower is a legal entity other than a corporation, along with such certificates or other documents as Lender may reasonably require to evidence Borrower’s authority.

(d)           Lender shall have received evidence that the Mortgaged Property is not located within any designated flood plain or special flood hazard area; or evidence that Global has applied for and received flood insurance covering the Mortgaged Property in the amount of the Loan or the maximum coverage available to Lender.

(e)           Lender shall have received evidence that all permits required for the phase of construction commenced or to be immediately commenced have been received.

(f)            Lender shall have received a full-size, single sheet copy of all recorded subdivision or plat maps of the Land approved (to the extent required by Governmental Requirements) by all Governmental Authorities, if applicable, and legible copies of all instruments representing exceptions to the state of title to the Mortgaged Property.

(g)           Lender shall have received proof of insurance upon and relating to the Mortgaged Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Lender, from time to time, including but not limited to:  (i) owner’s and contractors’ (if applicable) policies of commercial general public liability insurance (including automobile coverage) with a minimum coverage of $2,000,000 per occurrence and $5,000,000 in the aggregate for bodily injury or property damage liability per occurrence; (ii) property insurance against all risks of loss, including collapse, in an amount not less than the full replacement cost of all Improvements, including the cost of debris removal, with annual agreed amount endorsement and sufficient at all times to prevent Borrower from becoming a coinsurer and prior to commencement of pouring a foundation for the Improvements, a builder’s all-risk insurance policy form on a non-reporting basis and including coverage for all materials and equipment, wherever located, intended to be installed in or utilized in the construction of the Improvements; (iii) if the Mortgaged Property is in a “Flood Hazard Area,” a flood insurance policy, or binder therefor, in an amount equal to the principal amount of the note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the “insurance purchase requirement” of that act; (iv) workmen’s compensation insurance for Borrower and the Contractor performing any work on or with respect to the Mortgaged Property; and (v) such other insurance, if any, as Lender may reasonably require from time to time.  Each insurance policy issued in connection herewith shall provide by way of endorsements, riders or otherwise that (a) with respect to liability insurance, it shall name Lender as an additional insured, with respect to the other insurance, it shall be payable to Lender as the primary mortgagee or loss payee and not as a coinsured, and with respect to all policies of insurance carried by any lessee for the benefit of Borrower, it shall be payable to Lender as Lender’s interest may appear; (b) the coverage of Lender shall not be terminated, reduced, or affected in any manner regardless of any breach or violation by Borrower of any warranties, declarations, or conditions in such policy; (c) no such insurance policy shall be canceled, not renewed, endorsed, altered, or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given Lender thirty (30) days’ prior written notice thereof; and (d) Lender may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration, or reissuance, and such payments shall be accepted by the insurer to prevent same.  Lender shall be furnished with a certificate evidencing such insurance coincident with the execution of this Agreement and certificate(s) evidencing each renewal policy not less than ten (10) days’ prior to the expiration of the initial, or each immediately preceding renewal policy.  Upon request of Lender, Borrower shall furnish to Lender a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance.  Notwithstanding the foregoing coverage, builder’s all risk must be in place no later than the date of the first foundation pour and must remain in effect through the completion of all Improvements.

(h)           Lender shall have received the Title Insurance, at the sole expense of Borrower.

(i)            Lender shall have received from Borrower such other instruments, evidence and certificates as Lender may reasonably require, including the items indicated below:

(1)           Evidence that all the streets furnishing access to the Mortgaged Property have been dedicated to public use and installed and accepted by applicable Governmental Authorities.

(2)           The Budget, as may be amended as provided herein, from time to time.

(3)           Evidence satisfactory to Lender showing the availability of all necessary utilities on the Land or at the boundary lines of the Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.

(4)           Evidence that the current and proposed use of the Land and Mortgaged Property and the construction of the Improvements complies with all Governmental Requirements.

(5)           A cost breakdown satisfactory to Lender showing the total costs, including, but not limited to, such related nonconstruction items as interest during construction, commitment, legal, design professional and real estate agents’ fees, plus the amount of the Land cost and direct construction costs required to be paid to satisfactorily complete the Mortgaged Property, free and clear of liens or claims for liens for material supplied and for labor services performed.

(6)           A schedule of construction progress with the anticipated commencement and completion dates of each phase of construction and the anticipated date and amounts of each Advance for the same.

(7)           Copies of all subcontracts where the amount payable to the subcontractor is $100,000.00 or more and agreements pertaining to the development, construction and completion of the Improvements or pertaining to materials to be used in connection therewith, together with a schedule of anticipated dates and amounts of each Advance for the same.

(8)           Evidence that the construction of the Improvements comply or will comply, with all applicable architectural barriers laws [including, without limitation, the Americans with Disabilities Act of 1990, P.L. 101-336, and 23 Tex. Rev. Civ. Stat. Ann., art. 9102, as amended], ordinances, rules and regulations, or a plan of Borrower to achieve compliance therewith within the time contemplated by said laws, ordinances, rules and regulations, or evidence that such improvements are exempted from compliance with said laws, ordinances, rules and regulations.

(9)           Such other instruments, evidence or certificates as Lender may reasonably request, including (without limitation) the additional items listed, if any, under “Additional Items Required” in the Schedule of Definitions.

(j)            Lender shall have received payment of the Origination Fee.

(k)           Lender is satisfied that the lien in favor of Lender created pursuant to the Deed of Trust and covering the Mortgaged Property and Improvements thereon constitutes a first and sole lien in favor of Lender.

3.2           Conditions to Advances.  The obligation of Lender to make each Advance hereunder, shall be subject to the prior or simultaneous occurrence or satisfaction of each of the following conditions:

(a)           The Loan Documents shall be and remain outstanding and enforceable in accordance with their terms, all as required hereunder.

(b)           Lender shall have received a title report dated within two (2) days of the requested Advance from the Title Company showing no state of facts (other than the Permitted Exceptions) objectionable to Lender, including, but not limited to, a showing that title to the Land is vested in Global and that no claim for mechanics’ or materialmen’s liens has been filed against the Mortgaged Property.

(c)           The representations and warranties made by Borrower, as contained in this Agreement and in all other Loan Documents shall be true and correct as of the date of each Advance; and if requested by Lender, Borrower shall give to Lender a certificate to that effect.

(d)           The covenants made by Borrower to Lender, as contained in this Agreement and in all other Loan Documents shall have been fully complied with, except to the extent such compliance may be limited by the passage of time or the completion of construction of the Improvements.

(e)           The Improvements shall not have been materially injured, damaged or destroyed by fire or other uninsured casualty, nor shall any part of the Mortgaged Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.

(f)            Borrower shall have complied with all requirements of the Inspecting Person and all Governmental Authorities.

(g)           There shall exist no formal claim or dispute between Contractor and any contractor, subcontractor or materialmen as to monies owed in connection with any labor or materials furnished in connection with the construction of the Improvements.

(h)           There shall exist no default or breach by any obligated party (other than the Lender) under the Loan Documents, provided however, to the extent that any grace or cure period is applicable to such a default or breach, the Lender shall be under no obligation to make an Advance unless and until said default or breach is cured to the reasonable satisfaction of the Lender.

3.3           Conditions Precedent to Advances.  After the Initial Advance, no Advance of the proceeds of the Loan for any purpose shall occur until Borrower has provided the Lender with the following:

(a)           Lender shall have received (i) a fully executed counterpart of each Construction Contract or copy thereof; and (ii) a report of any changes, replacements, substitutions, additions or other modification in the list of contractors, subcontractors and materialmen involved or expected to be involved in the construction of the Improvements.

(b)           Lender shall have received from Borrower a Draw Request for such Advance: (i) completed, executed and certified to by Borrower, with the Inspecting Person’s approval noted thereon, stating that said construction was performed in accordance with the Plans and Specifications; (ii) with the statement from Borrower that, in the opinion of Borrower, construction of the Improvements can be completed on or before the Completion Date for an additional cost not in excess of the amount then available under the Loan; (iii) setting forth the amount of retainage as required by Section 3.8) for each category for which retainage applies; and (iv) approved by the Inspecting Person.  To the extent approved by Lender, and included in the Budget, such expenses may be paid from the proceeds of the Loan.

(c)           Borrower shall have furnished to Lender, from each contractor, subcontractor and materialman, including Contractor, an invoice, lien waiver and such other instruments and documents as Lender may from time to time specify, in form and content, and containing such certifications, approvals and other data and information, as Lender may require.  The invoice, lien waiver and other documents shall cover and be based upon work actually completed or materials actually furnished.  The lien waiver of each contractor, subcontractor and materialman shall be received by Lender not later than one month after the making of any Advance for the benefit of such contractor, subcontractor or materialman which pays the amount described in such lien waiver.

(d)           Borrower shall have furnished to Lender such city inspection reports, if any, budget variance reports for the operating budget and other matters, all in form and substance acceptable to Lender, with respect to the construction of the Improvements.

(e)           If requested the opinion of the Inspection Person that all work typically done at the stage of construction when the Advance is requested shall have been done, and all materials, supplies, chattels and fixtures typically furnished or installed at such stage of construction shall have been furnished or installed.

(f)            All personal property not yet incorporated into the Improvements but which is to be paid for out of such Advance, must then be located upon the Land, secured in a method acceptable to Lender, and Lender shall have received evidence thereof.

(g)           Borrower shall have recorded the executed Affidavit of Commencement as required under Section 5.13 of this Agreement.

(h)           Original or a copy of each fully executed Design Services Contract.

(i)            A copy of the Plans and Specifications.

(j)            Building permit(s), grading permit(s) and all other permits required with respect to the construction of the Improvements.

(k)           Lender shall have received a completed Budget from Borrower in form and substance acceptable to Lender, if different from the budget attached hereto as Exhibit “B”.

3.4           Advance Not A Waiver.  No Advance of the proceeds of the Loan shall constitute a waiver of any of the conditions of Lender’s obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any such Advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default.

3.5           Borrower’s Deposit.  If at any time Lender shall in its reasonable discretion deem that the undisbursed proceeds of the Loan together with Borrower’s Equity contributions as required pursuant to Section 5.26 are insufficient to meet the costs of completing construction of the Improvements, plus the costs of insurance, ad valorem taxes and other normal costs of the Improvements, Lender may refuse to make any additional Advances to Borrower hereunder until Borrower shall have deposited with Lender sufficient additional funds (“Borrower’s Deposit”) or Borrower shall have received additional equity to cover the deficiency which Lender reasonably deems to exist.  Such Borrower’s Deposit will be disbursed by Lender to Borrower pursuant to the terms and conditions hereof as if they constituted a portion of the Loan being made hereunder.  Pursuant to the provisions of this paragraph, Borrower agrees upon fifteen (15) days’ written demand by Lender to deposit with Lender such Borrower’s Deposit.  Lender shall pay interest on Borrower’s Deposit.

3.6           Advance Not An Approval.  The making of any Advance or part thereof shall not be deemed an approval or acceptance by Lender of the work theretofore done.  Lender shall have no obligation to make any Advance or part thereof after the happening of any Event of Default, but shall have the right and option so to do; provided that if Lender elects to make any such Advance, no such Advance shall be deemed to be either a waiver of the right to demand payment of the Loan, or any part thereof, or an obligation to make any other Advance.

3.7           Time and Place of Advances.  All Advances are to be made at the office of Lender, or at such other place as Lender may designate; and Lender shall require at least five (5) days’ prior notice in writing before the making of any such Advance.  Except as set forth in this Agreement, all Advances are to be made by direct deposit into the Special Account.  In the event Borrower shall part with or be in any manner whatever deprived of Borrower’s interests in and to the Land, Lender may, at Lender’s option but without any obligation to do so, continue to make Advances under this Agreement, and subject to all its terms and conditions, to such person or persons as may succeed to Borrower’s title and interest and all sums so disbursed shall be deemed Advances under this Agreement and secured by the Deed of Trust and all other liens or security interests securing the Loan.

3.8           Retainage.  An amount equal to ten percent (10%) of the cost of construction of the Improvements to be constructed by any Contractor providing services having a contract price of $100,000.00 or more shall be retained by Lender (except no holdback shall be required for those items specified in Schedule 3.8) and shall be paid over by Lender to Borrower, provided that no lien claims are then filed against the Mortgaged Property (unless bonded around in a manner satisfactory to Lender), when all of the following have occurred to the satisfaction of Lender:

(a)           Lender has received a completion certificate prepared by the Inspecting Person and executed by Borrower and the Design Professional stating that the Improvements have been completed in accordance with the Plans and Specifications, together with such other evidence that no mechanics or materialmen’s liens or other encumbrances have been filed (unless bonded around in a manner satisfactory to Lender) and remain in effect against the Mortgaged Property and that all offsite utilities and streets serving the Improvements have been completed to the satisfaction of Lender and any applicable Governmental Authority;

(b)           each applicable Governmental Authority shall have duly inspected and approved the Improvements and issued the appropriate permit, license or certificate to evidence such approval;

(c)           thirty (30) days shall have elapsed from the date of completion of the improvements which are the subject of the contract for which the retainage is being withheld, as specified in Texas Property Code §53.106;

(d)           receipt by Lender of evidence satisfactory to Lender that payment in full has been made for all obligations incurred in connection with the construction and completion of all off-site utilities and improvements (if any) serving the Improvements, if any, as required by Lender or any Governmental Authority; and

(e)           a final lien waiver in a form acceptable to the Lender is exchanged for final payment.

3.9           No Third Party Beneficiaries.  The benefits of this Agreement shall not inure to any third party, nor shall this Agreement be construed to make or render Lender liable to any materialmen, subcontractors, contractors, laborers or others for goods and materials supplied or work and labor furnished in connection with the construction of the Improvements or for debts or claims accruing to any such persons or entities against Borrower.  Lender shall not be liable for the manner in which any Advances under this Agreement may be applied by Borrower, Contractor and any of Borrower’s other contractors or subcontractors.  Notwithstanding anything contained in the Loan Documents, or any conduct or course of conduct by the parties hereto, before or after signing the Loan Documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees, in favor of any contractor, subcontractor, supplier of labor or materials, or any of their respective creditors, or any other person or entity other than Borrower.  Without limiting the generality of the foregoing, Advances made to any contractor, subcontractor or supplier of labor or materials, pursuant to any requests for Advances, whether or not such request is required to be approved by Borrower, shall not be deemed a recognition by Lender of a third-party beneficiary status of any such person or entity.

3.10         Extended Maturity Date Options.  Notwithstanding anything to the contrary contained herein or inferable from any provision of this Agreement, the Note shall mature, and shall be immediately due and payable in full without the necessity of any further action on the part of the Lender, on the Maturity Date.  However, Borrower shall be entitled to exercise the Extended Maturity Date Option, in which event the Note shall mature on the Extended Maturity Date, and shall be immediately due and payable in full without the necessity of any further action on the part of the Lender, if, respectively, the following conditions are met:

(a)           The Loan Documents shall be and remain outstanding and enforceable in accordance with their terms, all as required hereunder, and no Event of Default has occurred or is continuing (beyond any applicable grace or cure period) under this Agreement, the Note, the Deed of Trust, or any other Loan Documents.

(b)           Lender shall have received a title endorsement dated within thirty (30) days of the Maturity Date from the Title Company showing no defects (other than the Permitted Exceptions) and no claim for mechanics’ or materialmen’s liens has been filed against the Mortgaged Property unless bonded around in a manner satisfactory to Lender.

(c)           The representations and warranties made by Borrower, as contained in this Agreement and in all other Loan Documents shall be true and correct in all material respects as of the date of the Extended Maturity Date; and if requested by Lender, Borrower shall give to Lender a certificate to that effect.

(d)           The covenants made by Borrower to Lender, as contained in this Agreement and in all other Loan Documents shall have been fully complied with in all material respects.

(e)           The Improvements shall not have been materially injured, damaged or destroyed by fire or other uninsured casualty, nor shall any part of the Mortgaged Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.

(f)            Borrower provides the Lender with final certificates of occupancy by the appropriate Governmental Authority for the applicable portions of the Improvements and an as-built survey of the Mortgaged Property reflecting that no portions of the Improvements encroach upon any easement, setback or building line or restrictions or overlap the property lines of the Land.

(g)           Thirty (30) days prior to the Maturity Date, Borrower shall have delivered to the Lender a written request establishing its entitlement to exercise the Extended Maturity Date Option.

3.11         Note Repayment.  In the event that the Extended Maturity Date Option is exercised, the principal and interest accruing on the Note shall be repayable in the manner provided therein.

ARTICLE IV

WARRANTIES AND REPRESENTATIONS

Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of this Agreement, as follows:

4.1           Plans and Specifications.  To best of Borrower’s knowledge, the Plans and Specifications are satisfactory to Borrower, are in compliance with all Governmental Requirements and, to the extent required by Governmental Requirements or any effective restrictive covenant, have been approved by each Governmental Authority and/or by the beneficiaries of any such restrictive covenant affecting the Mortgaged Property.

4.2           Governmental Requirements.  To best of Borrower’s knowledge, no material violation of any Governmental Requirements exists or will exist with respect to the Mortgaged Property and Borrower is not, and will not be, in default with respect to any Governmental Requirements.

4.3           Municipal Services.  All utilities, services and facilities necessary for the construction of the Improvements and the use thereof for their intended purposes are or will be timely available, as to utilities (including, without limitation, potable water, storm and sanitary sewer, gas, electric and telephone utilities), in sufficient size and capacity either within or at the boundaries of the Land for connection to the Improvements, and as to other municipal services (including, without limitation, police and fire protection, ambulance service, trash collection and cable television service), same are or will be timely available for or at the Mortgaged Property.

4.4           Access.  All roads necessary for the full utilization of the Improvements for their intended purposes have been completed and (i) have been dedicated to the public use and accepted by the appropriate Governmental Authority or (ii) are subject to private easements that are sufficient to provide uninterrupted access.

4.5           Intentionally Blank.

4.6           Financial Statements.  Each financial statement of Borrower delivered heretofore, concurrently herewith or hereafter to Lender was and will be prepared in conformity with generally accepted accounting principles, or other good accounting principles approved by Lender in writing, applied on a basis consistent with that of previous statements and completely and accurately disclose the financial condition of Borrower (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement of Borrower delivered to Lender.

4.7           Statements.  No certificate, statement, report or other information delivered heretofore, concurrently herewith or hereafter by Borrower to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains or will contain any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading, and same were true, complete and accurate as of the date hereof.

4.8           No Proceedings.  There is no pending or threatened litigation or proceeding affecting the Mortgaged Property or Borrower not fully covered by insurance where the total potential liability may exceed $250,000.00 in the aggregate.

4.9           Disclaimer of Permanent Financing.  Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the term of the Loan (unless otherwise expressly set forth herein) past its stated maturity date or to provide Borrower with any permanent financing.

4.10         Solvency.  Borrower (i) is not insolvent, has not been adjudicated insolvent or applied for the appointment of a trustee or receiver of its business, estate or assets or any substantial part thereof, or any of the Mortgaged Property, and (ii) has not commenced any liquidation, reorganization, debt adjustment or other proceedings under any bankruptcy law or other similar law for the relief of debtors.  No such proceeding has been commenced against Borrower.  No receiver or similar officer has been appointed for any of the Mortgaged Property or the estate of Borrower, and Borrower has not made an assignment, statutory or otherwise, for the benefit of creditors.  There has been no levy or execution or any attachment or similar process against the interest of Borrower in the Mortgaged Property.  Borrower has not admitted in writing its inability to pay its debts as such debts mature.  There are no outstanding liens, suits, garnishments or court actions pending against Borrower which would result in the liquidation, termination or dissolution of Borrower or would render Borrower bankrupt.

4.11         Business Loan.  The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of Borrower.

4.12         Relationship.  The relationship between Borrower and Lender is solely that of borrower and lender, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and lender.

4.13         Intentionally Blank.

4.14         Licenses; Permits.  All licenses, permits, easements and rights-of-way required by all Governmental Authorities and from private parties, if any, having jurisdiction over the Mortgaged Property for the construction of the Improvements as contemplated by the Loan Documents have been or will be timely obtained.

4.15         No Assignment.  Borrower has made no previous assignment of its interest in the Plans and Specifications, the Design Services Contract and the Construction Contract.

4.16         Compliance with Laws.  Upon completion of construction of the Improvements in accordance with the Plans and Specifications, the Improvements will substantially comply with all applicable laws, rules, governmental regulations and restrictive covenants, including, without limitation, zoning laws, building codes, handicap or disability legislation, and all rules, regulations and orders relating thereto, and environmental matters, and the use to which Borrower is using and intends to use the Mortgaged Property complies with or will comply with such laws, rules and governmental regulations.  Borrower has obtained or applied for and received or will receive timely all approvals for the construction of the Improvements and use of the Mortgaged Property necessary to comply with such laws, rules and governmental requirements.

ARTICLE V

COVENANTS OF BORROWER

Borrower hereby unconditionally covenants and agrees with Lender, until the Loan shall have been paid in full, as follows:

5.1           Completion.  Borrower will cause the construction of the Improvements to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications on or before the Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of the Improvements unless bonded around in a manner satisfactory to Lender.

5.2           No Changes.  Borrower will not materially amend, alter or change (pursuant to change order, amendment or otherwise) the Plans and Specifications unless the same shall have been approved in advance in writing by Lender, by all applicable Governmental Authorities, and by each surety under payment or performance bonds covering the Construction Contract or any other contract for construction of all or a portion of the Improvements.  Notwithstanding the foregoing, Borrower shall be allowed to make changes in the Plans and Specifications without obtaining Lender’s approval upon and subject to the following conditions and requirements:

(i)            Any single change shall not increase the cost of construction of the Improvements by more than $100,000.00.

(ii)           All changes, including the currently requested change and all prior changes, shall not increase the cost of construction of the Improvements, in the aggregate, by more than $250,000.00, unless a greater amount is available as a result of savings under Section 2.5.

(iii)          Such change, by itself and when considered with all prior changes, shall not, in Lender’s reasonable discretion, cause or be likely to cause the Completion to occur after the Completion Date.

(iv)          Any such change, or all changes in the aggregate, shall not relate to any structural components of the Improvements and shall not adversely affect, in Lender’s reasonable discretion, the structural integrity, utility or appearance of the Improvements.

(v)           Borrower shall have deposited into Borrower’s Deposit, sufficient funds to cover all costs associated with the requested change and all increases in the cost of construction of the Improvements anticipated by such changes, as determined by Lender in its reasonable discretion, unless funds are available as a result of savings under Section 2.5.

5.3           Advances.  Borrower will receive the Advances and will hold same as a trust fund for the purpose of paying the cost of construction of the Improvements and related nonconstruction costs related to the Mortgaged Property as provided for herein.  Borrower will apply the same promptly to the payment of the costs and expenses for which each Advance is made and will not use any part thereof for any other purpose.

5.4           Lender’s Expenses.  Borrower will reimburse Lender for all reasonable out of pocket expenses of Lender, including reasonable attorneys’ fees, reasonably and necessarily incurred in connection with the preparation, execution, delivery, administration and performance of the Loan Documents.

5.5           Surveys.  Borrower will furnish Lender an as-built survey and, after any foundation has been poured of the following buildings:  the office building, the staff housing building and the repair shop, a foundation survey of the foundation of such building, all at Borrower’s expense, and a survey prepared by a registered engineer or surveyor acceptable to Lender, showing that the locations of the Improvements, and certifying that same are entirely within the property lines of the Land, do not encroach upon any easement, setback or building line or restrictions, are placed in accordance with the Plans and Specifications, all Governmental

Requirements and all restrictive covenants affecting the Land and/or Improvements, and showing no state of facts (other than the Permitted Exceptions) objectionable to Lender. All surveys shall be in form and substance and from a registered public surveyor acceptable to Lender.

5.6           Defects and Variances.  Borrower will, upon demand of Lender and at Borrower’s sole expense, correct any structural defect in the Improvements or any variance from the Plans and Specifications not approved in writing by Lender, except as otherwise provided in Section 5.2, other than minor variations that do not adversely affect the structural integrity or appearance of the Improvements.

5.7           Estoppel Certificates.  Borrower will deliver to Lender, promptly after request therefor, estoppel certificates or written statements, duly acknowledged, stating the amount that has then been advanced to Borrower under this Agreement, the amount due on the Note, and whether any offsets or defenses exist against the Note or any of the other Loan Documents.

5.8           Inspecting Person.  Borrower will pay the reasonable fees and expenses of, and cooperate with, the Inspecting Person and will cause the Design Professional, the Contractor, each contractor and subcontractor and the employees of each of them to cooperate with the Inspecting Person and, upon request, will furnish the Inspecting Person whatever the Inspecting Person may reasonably consider necessary or useful in connection with the performance of the Inspecting Person’s duties.  Without limiting the generality of the foregoing, Borrower shall furnish or cause to be furnished such items as working details, Plans and Specifications and details thereof, samples of materials, licenses, permits, certificates of public authorities, zoning ordinances, building codes and copies of the contracts between such person and Borrower (if applicable).  Borrower will permit Lender, the Inspecting Person and their representative to enter the Mortgaged Property for the purposes of inspecting same.  Borrower acknowledges that the duties of the Inspecting Person run solely to Lender and that the Inspecting Person shall have no obligations or responsibilities whatsoever to Borrower, Contractor, the Design Professional, or to any of Borrower’s or Contractor’s agents, employees, contractors or subcontractors.

5.9           Brokers.  The fees, commissions and other compensation payable to all brokers, if any, involved in this transaction shall be paid by Borrower at or prior to the disbursement of the Initial Advance.  Borrower hereby agrees to indemnify and hold harmless Lender from and against any loss, damage, expense or claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby, including but not limited to, any transactions involving or relating to any leases with respect to the Mortgaged Property.

5.10         Personalty and Fixtures.  Borrower will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Deed of Trust or to the security interest of the Security Agreement.

5.11         Compliance with Governmental Requirements.  Borrower will comply promptly with all Governmental Requirements.

5.12         Compliance with Restrictive Covenants.  Borrower will comply with all restrictive covenants, if any, affecting the Mortgaged Property.  Construction of the

Improvements will be performed in a good and workmanlike manner, within the perimeter boundaries of the Land and within all applicable building and setback lines in accordance with all Governmental Requirements and the Plans and Specifications.  There are, and will be, no structural defects in the Improvements.

5.13         Intentionally Omitted.

5.14         Affidavit of Completion.  Borrower, within ten (10) days after construction of the Improvements has been completed, shall file in the appropriate records in the county in which the Land is situated an Affidavit of Completion (“Affidavit of Completion”) in the form of Exhibit “C” attached hereto and incorporated herein by this reference.

5.15         Payment of Expenses.  Borrower shall pay or reimburse to Lender all costs and expenses relating to the Mortgaged Property and for which an Advance is made, including (without limitation), title insurance and examination charges, survey costs, insurance premiums, filing and recording fees, and other expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.

5.16         Notices Received.  Borrower will promptly deliver to Lender a true and correct copy of all notices received by Borrower from any person or entity with respect to Borrower, the Mortgaged Property, or any or all of them, which would have a Material Adverse Effect upon the Mortgaged Property.

5.17         Advertising by Lender.  Subject to approval of applicable Governmental Authorities, Borrower agrees that Lender may, at its sole cost, during the term of the Loan, erect and thereafter maintain on the Mortgaged Property one or more advertising signs furnished by Lender indicating that the financing for the Mortgaged Property has been furnished by Lender.

5.18         Leases.  Borrower has indicated it does not intend to lease any portion of the Mortgaged Property.  Should Borrower elect to lease any portion of the Mortgaged Property, Borrower will obtain the Lender’s prior written approval of the terms and conditions of any lease or ground lease, including the proposed tenant.  Borrower will deliver to Lender executed counterparts of all leases and rental agreements affecting the Mortgaged Property; and all said leases will contain a written provision acceptable to Lender whereby all rights of the tenant in the lease and the Mortgaged Property are subordinated to the liens and security interests granted in the Loan Documents.  Furthermore, if requested by Lender, Borrower shall cause to be executed and delivered to Lender a Non-Disturbance, Attornment and Subordination Agreement, in form and substance acceptable to Lender, relating to each such lease and fully executed by Lender, Borrower and such lessee.

5.19         Intentionally Blank.

5.20         Delivery of Contracts.  Borrower will deliver to Lender a copy of each Contract (as defined in the Deed of Trust) promptly after the execution of same by all parties thereto.

5.21         Financial Statements.

(a)           Borrower shall maintain full and accurate books of accounts and other records reflecting Borrower’s financial conditions and transactions, and shall furnish, or cause to be furnished, to Lender:  (i) beginning December 31, 2007 within one hundred twenty (120) days after the end of each fiscal year of Borrower, and beginning with the calendar quarter ending December 31, 2007, within forty five (45) days of the end of each calendar quarter, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Borrower\, such reports to be in such form and in reasonable detail as Lender may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Borrower for the immediately preceding fiscal year) of Borrower, prepared in accordance with generally accepted accounting principles consistently applied, and which fairly present the financial condition and transactions of Borrower as of the date thereof or for the period covered thereby and in the case of the annual financial statements audited by a certified public accountant acceptable to the Lender and containing no qualifications and accompanied by a compliance certificate prepared by the chief financial officer of Borrower certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists specifying the nature thereof, and in the case of the quarterly financial statements also accompanied by a certificate of the chief financial officer of Borrower certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists specifying the nature thereof; (ii) a tax return for each fiscal year of Borrower from and after the date hereof, as soon as available, but in any event no later than forty-five (45) days after same has been filed with the Internal Revenue Service, but in no event later than ninety (90) days after the end of each fiscal year (provided, however, if Borrower shall have duly filed for an extension of the filing deadline for such tax return, and promptly furnished evidence thereof to Lender, then such tax return shall be delivered to Lender on or before two hundred fifty-five (255) days after the end of such fiscal year); and (iii) immediate notice of any material adverse changes in the financial condition or business prospects of Borrower.  The fiscal year of Borrower ends on December 31.

5.22         Reserve for Taxes and Insurance Premiums.  Upon the occurrence of, and during the continuation of an Event of Default, Borrower shall pay to Lender on the first day of each month a monthly escrow for taxes and insurance in an amount determined by Lender, in its reasonable discretion, as being necessary to pay taxes and insurance premiums with respect to the Mortgaged Property which next become due.  Such annual amounts of taxes or insurance premiums shall be fully escrowed at least one (1) month prior to the due date thereof in an interest bearing and segregated account.  Any excess reserve shall, at the discretion of Lender, be credited by Lender on subsequent reserve payments or subsequent payments to be made on the Note by the maker thereof.  In the event there exists a deficiency in such fund or reserve at any time when ad valorem taxes or insurance premiums are due and payable, Lender may, but shall not be obligated to, advance the amount of such deficiency on behalf of Borrower and such amounts so advanced shall become a part of the Indebtedness, shall be immediately due and payable, and shall bear interest at the Default Rate (as defined in the Note) from the date of such advance through and including the date of repayment.  Transfer of legal title to the Mortgaged Property pursuant to the Deed of Trust shall automatically transfer to the holder of legal title to the Mortgaged Property the interest of Borrower in all sums deposited with Lender under the provisions hereof or otherwise.

(a)           During the continuation of an Event of Default, the amount of the monthly tax escrow account payment shall be in the amount as Lender shall from time to time reasonably determine based upon the prior or current year’s ad valorem taxes for the Mortgaged Property.  The initial tax escrow payment shall be due on the first day of the first calendar month after the date hereof, in the amount of one-twelfth (1/12) of the ad valorem taxes assessed against the Mortgaged Property for the current taxable year, if such taxes have been then established, or otherwise based on the prior year’s taxes (with any adjustment thereto as Lender may determine to be to appropriate), multiplied by a number equal to twelve (12) less the number of whole months remaining until the next calendar September 1st.  Thereafter, the amount of the monthly ad valorem tax escrow payment shall be one-twelfth (1/12th) of the ad valorem taxes estimated by Lender as applicable for the then current tax year, as same may be adjusted by Lender from time to time.  On or after October 1st and on or before December 31st of each year, Borrower will deliver to Lender a statement or statements showing the amount of such ad valorem taxes required to be paid and the taxing authority to which same is payable.  Borrower will, at the same time, deposit with Lender such additional amounts as will, when added to the amount of ad valorem tax escrows previously deposited with Lender and then remaining available for that purpose, be sufficient to pay such ad valorem tax obligations with respect to the Mortgaged Property.  Upon delivery by Borrower to Lender of such statements and such additional funds, if the same is necessary, Lender shall apply such deposits in payment of such ad valorem tax obligations.  Neither Lender nor Borrower shall be required to pay or cause to be paid such ad valorem taxes affecting the Mortgaged Property if the payment thereof is being contested by Borrower in accordance with the applicable provisions of the Deed of Trust.

(b)           Upon the occurrence of an Event of Default, on the first day of the first calendar month after the date thereof, Borrower shall escrow with Lender an amount for insurance premiums equal to one-twelfth (1/12) of the current annual cost of insurance premiums for the insurance policies required pursuant to the Loan Documents, multiplied by a number equal to twelve (12) less the number of whole months remaining until thirty (30) days prior to the next annual payment date for such insurance premiums.  Thereafter, the amount of the monthly insurance premium escrow payment shall be one-twelfth (1/12) of the current annual cost for insurance premiums on all insurance policies required by the Loan Documents, as adjusted by Lender from time to time.  On or before one (1) month prior to the due date for the next annual insurance premiums, Borrower shall deliver to Lender the statement or invoice therefor, together with such additional funds as will, when added to the amount of insurance premium previously escrowed with Lender and then remaining available for such purpose, be sufficient to pay such insurance premiums.  Upon delivery of such statements and such additional funds, if the same is necessary, Lender shall apply such deposits in payment of such insurance premiums.

5.23         Equity Contribution.  As a condition precedent to Lender’s obligation to disburse each Advance of proceeds of the Loan, Borrower shall at the same time advance from the Equity its proportionate share of the draw request.

5.24         Other Activities.  Borrower shall not now or at any time until the Indebtedness has been fully repaid and the Obligations have been fully satisfied or discharged own, acquire, construct or operate or contract to own, acquire, construct or operate any other commercial real estate properties, without Lender’s prior written approval, which such approval shall be in Lender’s sole and absolute discretion.

ARTICLE VI

ASSIGNMENTS

6.1           Assignment of Construction Contract.  As additional security for the payment of the Loan, Borrower hereby collaterally transfers and collaterally assigns to Lender all of Borrower’s rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

(a)           Borrower represents and warrants that the copy of each Construction Contract Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower’s interest therein is not subject to any claim, setoff or encumbrance.

(b)           Neither this collateral assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Construction Contract.  Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys’ fees) resulting from any failure of Borrower to so perform.

(c)           Upon the occurrence of an Event of Default, Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder.  Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys’ fees) incurred in connection with any such action, except for the willful misconduct of Lender or Lender’s agents or employees.

(d)           Upon Event of Default, Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s attorney-in-fact, in Borrower’s or Lender’s name, to enforce all rights of Borrower under each Construction Contract.  Such appointment is coupled with an interest and is therefore irrevocable.

(e)           Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Construction Contract, provided that Borrower shall not cancel or amend any Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

(f)            This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender’s rights and obligations under this Agreement.

6.2           Assignment of Plans and Specifications.  As additional security for the Loan, Borrower hereby collaterally transfers and collaterally assigns to Lender all of Borrower’s right, title and interest in and to the Plans and Specifications and hereby represents and warrants to and agrees with Lender as follows:

(a)           Each schedule of the Plans and Specifications delivered or to be delivered by Borrower to Lender is and shall be a complete and accurate description of the Plans and Specifications.

(b)           The Plans and Specifications are and shall be complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule.  Except as otherwise provided in this Agreement, the Plans and Specifications shall not be modified without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

(c)           Lender may use the Plans and Specifications for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

(d)           Lender’s acceptance of this assignment shall not constitute approval of the Plans and Specifications by Lender.  Lender has no liability or obligation in connection with the Plans and Specifications and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans and Specifications.  Lender has no duty to inspect the Improvements, and if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection.  No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans and Specifications or any other requirement or constitute a waiver of Lender’s right thereafter to insist that the Improvements be constructed in accordance with the Plans and Specifications or any other requirement.

(e)           This collateral assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender’s rights and obligations under this Agreement.

6.3           Assignment of Design Services Contract.  As additional security for the payment of the Loan, Borrower hereby collaterally transfers and collaterally assigns to Lender as security in the Indebtedness all of Borrower’s rights and interest, but not its obligations, in, under and to each Design Services Contract upon the following terms and conditions:

(a)           Borrower represents and warrants that the copy of each Design Services Contract Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower’s interest therein is not subject to any claim, setoff or encumbrance.

(b)           Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Design Services Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Design Services Contract.  Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys’ fees) resulting from any failure of Borrower to so perform.

(c)           Upon the occurrence of an Event of Default, Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Design Services Contract or to protect the rights of Borrower or Lender thereunder.  Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys’ fees) incurred in connection with any such action, except the willful misconduct of Lender or Lender’s agents or employees.

(d)           Borrower hereby irrevocably constitutes and appoints Lender as Borrower’s attorney-in-fact, in Borrower’s or Lender’s name, to enforce all rights of Borrower under each Design Services Contract.  Such appointment is coupled with an interest and is therefore irrevocable.

(e)           Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Design Services Contract, provided that Borrower shall not cancel or amend any Design Services Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

(f)            This collateral assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender’s rights and obligations under this Agreement.

ARTICLE VII

EVENTS OF DEFAULT

7.1           Events of Default.  Each of the following shall constitute an “Event of Default” hereunder:

(a)           Borrower shall fail, refuse, or neglect to pay, in full, (i) any installment or portion of the Indebtedness within two (2) days from the date the Lender gives Borrower notice of such non-payment, or (ii) the Indebtedness at maturity, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise;

(b)           Borrower shall fail, refuse or neglect, or cause others to fail, refuse, or neglect to comply with, perform and discharge fully and timely any of the Obligations as and when called for, and such failure, refusal, or neglect shall continue for thirty (30) days after notice thereof is provided to Borrower;

(c)           Any representation, warranty, or statement made by Borrower, or others in, under, or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Indebtedness and Borrower or others fail and refuse to cause such representation, warranty or statement to be made true within thirty (30) days of the date of notice of such failure is provided to Borrower or other party, but if such representation, warranty or statement cannot with reasonable diligence be made true within such thirty (30) days, and Borrower or other party is diligently attempting to cause such representation, warranty or other statement to be made true, then within such additional time as may be necessary to cause such statement to be made true, so long as diligence in pursuing such remedy is followed but in no event beyond sixty (60) days of notice;

(d)           Borrower shall commit an event of default, as defined therein, after notice and opportunity to cure under and pursuant to any other mortgage or security agreement which covers or affects any part of the Mortgaged Property;

(e)           Borrower (i) shall execute an assignment for the benefit of creditors or an admission in writing by Borrower of Borrower’s inability to pay, or Borrower’s failure to pay, debts generally as the debts become due; or (ii) shall allow the levy against the Mortgaged Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty days after the levy; or (iii) shall allow the appointment of a receiver, trustee or custodian of Borrower or of the Mortgaged Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or (iv) files as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of any Debtor Relief Law (as defined in the Deed of Trust), or takes any action in furtherance thereof; or (v) files either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of

Lender or the trustee under the Deed of Trust granted in the Note, herein or in any Loan Document; or (vi) allows the filing of a petition, case, proceeding or other action against Borrower as a debtor under any Debtor Relief Law or seeks appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Mortgaged Property, or any part thereof, or of any significant portion of Borrower’s other property; and (a) Borrower admits, acquiesces in or fails to contest diligently the material allegations thereof, or (b) the petition, case, proceeding or other action results in the entry of an order for relief or order granting the relief sought against Borrower, or (c) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of filing;

(f)            Global or any Constituent Party (as defined in the Deed of Trust) shall die, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity;

(g)           Global creates, places, or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any Subordinate Mortgage (as defined in the Deed of Trust), regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents, with respect to the Mortgaged Property, other than the Permitted Exceptions (as defined in the Deed of Trust);

(h)           Borrower makes a Disposition (as defined in the Deed of Trust), without the prior written consent of Lender;

(i)            Any condemnation proceeding is instituted or threatened which would, in Lender’s reasonable judgment, materially impair the use and enjoyment of the Mortgaged Property for its intended purposes;

(j)            The Mortgaged Property is demolished, destroyed, or substantially damaged so that, in Lender’s reasonable judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time;

(k)           Global abandons all or any portion of the Mortgaged Property;

(l)            The occurrence of any event referred to in Sections 7.1(e) and (f) hereof with respect to any Constituent Party or other person or entity obligated in any manner to pay or perform the Indebtedness or Obligations, respectively, or any part thereof (as if such Constituent Party or other person or entity were “Borrower” in such Sections);

(m)          An Event of Default as defined in any of the Loan Documents occurs and continues beyond any applicable cure or grace period;

(n)           The construction of the Improvements are, at any time, (i) discontinued due to acts or matters within Borrower’s control for a period of thirty (30) or more consecutive days, (ii) not carried on with reasonable dispatch, or (iii) not completed by the Completion Date;

(o)           Borrower is unable to satisfy any condition of Borrower’s right to receive Advances hereunder for a period in excess of thirty (30) days after Lender’s reasonable refusal to make any further Advances, but if such obligation cannot with reasonable diligence be cured within such thirty (30) days, and Borrower is diligently attempting such cure, then within such additional time as may be necessary to effect such cure so long as diligence in pursuing such cure is followed;

(p)           Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles intended to be incorporated in the Improvements or the appurtenances thereto, or covering articles of personal property placed in the Improvements, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased in such a manner that the ownership thereof vests unconditionally in Borrower, free from encumbrances, on delivery at the Land, or if Borrower does not produce to Lender upon reasonable demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them, under which Borrower claims title to such materials, fixtures and articles; or

(q)           Any levy, attachment or garnishment is issued, or if any lien for the performance of work or the supply of materials is filed, against any part of the Mortgaged Property and remains unsatisfied or unbonded following thirty (30) days after the date Borrower is notified of filing thereof.

7.2           Remedies.  Lender shall have the right, upon the happening and continuance of an Event of Default beyond any applicable notice and cure period, in addition to any rights or remedies available to it under all other Loan Documents, to enter into possession of the Mortgaged Property and perform any and all work and labor necessary to complete the Improvements in accordance with the Plans and Specifications.  All amounts so expended by Lender shall be deemed to have been disbursed to Borrower as Loan proceeds and secured by the Deed of Trust.  For this purpose, Borrower hereby constitutes and appoints (which appointment is coupled with an interest and is therefore irrevocable) Lender as Borrower’s true and lawful attorney-in-fact, with full power of substitution to complete the Improvements in the name of Borrower, and hereby empowers Lender, acting as Borrower’s attorney-in-fact, as follows:  to use any funds of Borrower, including any balance which may be held in escrow, any Borrower’s Deposit and any funds which may remain unadvanced hereunder, for the purpose of completing the Improvements in the manner called for by the Plans and Specifications; to make such additions and changes and corrections in the Plans and Specifications which shall be necessary to complete the Improvements in the manner contemplated by the Plans and Specifications; to continue all or any existing construction contracts or subcontracts; to employ such contractors, subcontractors, agents, design professionals and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against the Mortgaged Property, or may be necessary for the completion of the work or the clearing of title; to execute all the applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Improvements which Borrower could do in Borrower’s own behalf.  Lender, acting as Borrower’s attorney-in-fact, shall also have power to prosecute and defend all actions or proceedings in connection with the Mortgaged Property and to take such action and require such performance as is deemed necessary.

ARTICLE VIII

LENDER’S DISCLAIMERS - BORROWER’S INDEMNITIES

8.1           No Obligation by Lender to Construct.  Lender has no liability or obligation whatsoever or howsoever in connection with the Mortgaged Property or the development, construction or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds as herein agreed.  Lender is not obligated to inspect the Improvements nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Mortgaged Property, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower to Lender nor to any other person, firm or entity without limitation.  Nothing, including without limitation any disbursement of Loan proceeds or Borrower’s Deposit nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender’s part.

8.2           No Obligation by Lender to Operate.  Any term or condition of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower.  Any term or condition of the Loan Documents which permits Lender to disburse funds, whether from the proceeds of the Loan, Borrower’s Deposit or otherwise, or to take or refrain from taking any action with respect to Borrower, the Mortgaged Property or any other collateral for repayment of the Loan, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and to maintain and preserve the security given by Borrower to Lender for the Loan, and may not be relied upon by any other person.  Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower and no term or condition of the Loan Documents, shall be construed otherwise.  Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and lender, and Borrower shall at all times represent that the relationship between Borrower and Lender is solely that of borrower and lender.  Borrower hereby indemnifies and agrees to hold Lender harmless from and against any cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any obligation or responsibility of Lender for the management, operation and conduct of the business and affairs of Borrower or as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower.

8.3           INDEMNITY BY BORROWER.  BORROWER HEREBY INDEMNIFIES LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS,

DIRECTORS, EMPLOYEES, AND AGENTS (THE “INDEMNIFIED PARTIES”) FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING.  WITHOUT INTENDING TO LIMIT THE REMEDIES AVAILABLE TO LENDER WITH RESPECT TO THE ENFORCEMENT OF ITS INDEMNIFICATION RIGHTS AS STATED HEREIN OR AS STATED IN ANY LOAN DOCUMENT, IN THE EVENT ANY CLAIM OR DEMAND IS MADE OR ANY OTHER FACT COMES TO THE ATTENTION OF LENDER IN CONNECTION WITH, RELATING OR PERTAINING TO, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHICH LENDER REASONABLY BELIEVES MIGHT INVOLVE OR LEAD TO SOME LIABILITY OF LENDER, BORROWER SHALL, IMMEDIATELY UPON RECEIPT OF WRITTEN NOTIFICATION OF ANY SUCH CLAIM OR DEMAND, ASSUME IN FULL THE PERSONAL RESPONSIBILITY FOR AND THE DEFENSE OF ANY SUCH CLAIM OR DEMAND AND PAY IN CONNECTION THEREWITH ANY LOSS, DAMAGE, DEFICIENCY, LIABILITY OR OBLIGATION, INCLUDING, WITHOUT LIMITATION, LEGAL FEES AND COURT COSTS INCURRED IN CONNECTION THEREWITH.  IN THE EVENT OF COURT ACTION IN CONNECTION WITH ANY SUCH CLAIM OR DEMAND, BORROWER SHALL ASSUME IN FULL THE RESPONSIBILITY FOR THE DEFENSE OF ANY SUCH ACTION AND SHALL IMMEDIATELY SATISFY AND DISCHARGE ANY FINAL DECREE OR JUDGMENT RENDERED THEREIN.  LENDER MAY, IN ITS REASONABLE DISCRETION, MAKE ANY PAYMENTS SUSTAINED OR INCURRED BY REASON OF ANY OF THE FOREGOING; AND BORROWER SHALL IMMEDIATELY REPAY TO LENDER, IN CASH AND NOT WITH PROCEEDS OF THE LOAN, THE AMOUNT OF SUCH PAYMENT, WITH INTEREST THEREON AT THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW FROM THE DATE OF SUCH PAYMENT.  LENDER SHALL HAVE THE RIGHT TO JOIN BORROWER AS A PARTY DEFENDANT IN ANY LEGAL ACTION BROUGHT AGAINST LENDER, AND BORROWER HEREBY CONSENTS TO THE ENTRY OF AN ORDER MAKING BORROWER A PARTY DEFENDANT TO ANY SUCH ACTION.

NOTWITHSTANDING THE FOREGOING, BORROWER SHALL HAVE NO OBLIGATION TO REIMBURSE ANY MEMBER OF THE INDEMNIFIED PARTIES FOR DAMAGES, INCLUDING ATTORNEYS’ FEES AND EXPENSES, IN ANY ACTION WHERE THERE IS A FINAL, NON-APPEALABLE JUDGMENT IMPOSING UPON THE INDEMNIFIED PARTY LIABILITY FOR ACTS OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

8.4           No Agency.  Nothing herein shall be construed as making or constituting Lender as the agent of Borrower in making payments pursuant to any construction contracts or subcontracts entered into by Borrower for construction of the Improvements or otherwise.  The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation (including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby.  Borrower shall have no right to rely on any procedures required by Lender, Borrower whereby acknowledging that Borrower has sole responsibility for constructing the Improvements and paying for work done in accordance therewith and that Borrower has solely, on Borrower’s own behalf, selected or approved each contractor, each subcontractor and each materialman, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.

ARTICLE IX

MISCELLANEOUS

9.1           Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender, and their respective heirs, legal representatives, successors and assigns; provided, however, that Borrower may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

9.2           Headings.  The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, define or be used in construing the text of such Articles, Sections or Subsections.

9.3           Survival.  The provisions hereof shall survive the execution of all instruments herein mentioned, shall continue in full force and effect until the Loan has been paid in full and shall not be affected by any investigation made by any party.

9.4           APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN HARRIS COUNTY, TEXAS.

9.5           Notices.  All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee.  Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee.  For purposes of notice, the addresses of the parties shall be as set forth on page 1 of this Agreement; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth herein.

9.6           Reliance by Lender.  Lender is relying and is entitled to rely upon each and all of the provisions of this Agreement; and accordingly, if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

9.7           Participations.  Lender shall have the right at any time and from time to time to grant participations in the Loan and Loan Documents.  Each participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, any of its principals and any guarantor (if any), including (without limitation) information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the participant is subject to the circular or not).  Notwithstanding the above, Lender expressly agrees not to grant participations to Southern National Bank in the Loan and Loan Documents.

9.8           Interest Provisions.

(a)           Savings Clause.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Note or the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law).  If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged or received by reason of Lender’s exercise of the option to accelerate the maturity of the Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of the Note and/or the Related Indebtedness, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note and/or the Related Indebtedness (or, if the Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against the Note and/or any Related Indebtedness then owing by Borrower to Lender.  Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or the Related Indebtedness then owing by Borrower to Lender.  All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by the Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the Related Indebtedness for so long as debt is outstanding.  In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or the Related Indebtedness.  Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

(b)           Definitions.  As used herein, the term “Maximum Lawful Rate” shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by the Note and the other Loan Documents.  As used herein, the term “Charges” shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Documents, which are treated as interest under applicable law.  As used herein, the term “Related Indebtedness” shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower to Lender under the Note.

(c)           Ceiling Election.  To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or the Related Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended.  To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate.  Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

9.9           Controlling Document.  In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

9.10         Counterparts.  To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.11         Waiver of Right to Trial by Jury.  BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

9.12         WAIVER OF CONSUMER RIGHTS.  BORROWER HEREBY WAIVES BORROWER’S RIGHTS UNDER THE PROVISIONS OF CHAPTER 17, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63 INCLUSIVE OF THE TEXAS BUSINESS AND COMMERCE CODE, GENERALLY KNOWN AS THE “DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT,” A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.  AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER’S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.  IT IS THE INTENT OF LENDER AND BORROWER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT.  THE WAIVER SET FORTH HEREIN SHALL EXPRESSLY SURVIVE THE TERMINATION OF THE REFERENCED TRANSACTION.  BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (I) IS A BUSINESS CONSUMER, (II) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE SUBJECT TRANSACTION, (III) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE SUBJECT TRANSACTION, AND (IV) HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL (WHO WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED,

SUGGESTED OR SELECTED BY LENDER OR LENDER’S AGENTS) IN CONNECTION WITH THE REFERENCED TRANSACTION.

9.13         ENTIRE AGREEMENT.  THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LENDER:

CITIBANK, N.A.,
a national banking association

By:
Joey Powell
Relationship Manager

NOTICE OF INDEMNIFICATION:	GLOBAL:

GLOBAL HEREBY ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTION 8.3 HEREOF.	GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation, d/b/a GGS Seismic, Inc.
By:
Craig Lindberg
Senior Vice President, CFO

BORROWER:

GLOBAL GEOPHYSICAL SERVICES, INC., a Delaware corporation, d/b/a GGS Seismic, Inc.

By:
Craig Lindberg
Senior Vice President, CFO

GGS INTERNATIONAL HOLDINGS, INC., a Texas corporation

By:
Craig Lindberg
Senior Vice President, CFO

AUTOSEIS, INC., a Texas corporation

By:
Craig Lindberg
Senior Vice President, CFO

List of Attachments:

Schedule of Definitions
Exhibit “A” - Land Description
Exhibit “B” - Budget
Exhibit “C” - Affidavit of Completion

Schedule 3.8 – Exception from retainage

Annex I – Interest Rate Options

SCHEDULE OF DEFINITIONS

I.	Definitions:

	Commencement Date:	Work commenced prior to the date hereof.

	Origination Fee:	$18,750.00

	Completion Date:

The date which is twelve (12) months after the effective date of this Agreement. Subject to strikes, lockouts, labor troubles, failure of power, riots, insurrection, war, shortages of labor, materials or equipment, inclement weather, delays in obtaining insurance or condemnation proceeds, acts of God or other reasons of like nature beyond Borrower’s control.

	Improvements:	Construction of a Global’s company headquarters in Fort Bend County, Texas.

	Loan Amount:	$7,500,000.00

	Contractor:	The Borrower has provided the Lender the names of each of the contractors who are providing the services on the attached list where services provided are for $100,000.00 or more.

Slabs & Panels & Paving	$1.529 million
Stabilized, Site Work, & Yard	$275k
Structural Steel Fab	$700k	a material vendor –not going to do any 10% retainage-30 to 40 days terms
LBM Steel Fab & Roof B & C	$298k	“same”
New Concept Construction	$75k
Spiral Stairs	$100k+
Erector	$232k
Roofing	$210k
Other Roofing	$70k
Electrical	$1.150 million
Plumb	$225k
HVAC	$500k
Libert HVAC in Computer room	$200k
Generator	$225k
Interior Build out (studs, SR, etc.)	1.200 million
Brick Work	$90k
Glass and doors	$245k
Elevators	$80k
Sprinklers	$150k
Cabling	$85k
Carport	$100k +

EXHIBIT “A”

Land Description

All of GLOBAL GEOPHYSICAL INDUSTRIAL PARK, a subdivision of 17.5284 acre, as set forth on map or plat thereof recorded under Slide No. 20060274 of the Plat Records of Fort Bend County, Texas.

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EXHIBIT “B”

Budget

GGS BUILDING COSTS

BUDGET

LEFT HAND TURN LANE	300 LF	Infrastructure			45,000
GENERAL EXPENSES NOT UNDER SUBCONTRACTORS				see below	275,034
Infrastructure-WCID Tap costs to bore under Gessner Meters					100,000
GENERAL CONDITIONS-SEE BREAKDOWN				see below	514,845
Geo Grid for Yard	LABOR		in Site bid		0
Geo Grid for Yard	24 rolls @ 756 roll		M&f&T		19,500
SITE 11 ACRES R & F GRADING, C & F, CRUSHED ROCK
UTILITIES STORM, WATER, FIRE, SANITARY, OUTFALL					681,022
UTILITIES-CEMENT/DIRT FILL COMPACTION FOR ELECTRICAL
INSTALL ALL CONDUIT SITE LIGHTING, DATA, FEEDS			est		140,000
SITE-REMOVAL OF ELECTRICAL SPOILS			est		11,000
SITE-REMOVAL OF UTILITY SPOILS			sub-bid		0
SITE-REMOVAL OF CONCRETE SPOILS		est	1323 CY		9,000
CONCRETE AND TILT WALLS			W/2ND FLOOR
CONCRETE MEZZANINE OVER OFFICES
CONCRETE ROADS, PARKING, PADS				LS	1,330,000
STEEL FABRICATION			M,T,F	D	35,000
STEEL FABRICATION			M,T,F	A & E	564,000
METAL BUILDING FABRICATION			M,T,F	B & C	220,000
STEEL METAL BUILDING ERECTION AROUND TILT WALLS				B & C	55,000
STEEL SPIRAL STAIRCASE		W/PLEXIGLASS	M & F& T		62,000
STEEL SPIRAL STAIRCASE			est. erection		4,000
STEEL & PANEL ERECTION		STEEL FOR A,E,D-PANEL-ALL			220,000
MASONRY STUCCO AT A, SIGN, TRIM CAPS			M&L	A	18,000
MASONRY		CMU	M&L&T	A	17,000
MASONRY		DUMPSTERS, WALLS, SIGN, ALL CMU		all	60,000
WATERPROOFING PANELS, PARKING LOT, DAMP PROOFING					27,000
BUILT-UP ROOF & GUTTERS, FLASHING			M,L,T	A	185,000
BUILT-UP ROOF & GUTTERS, FLASHING			M,L,T	E	35,000
BUILT-UP ROOF & GUTTERS, FLASHING			M,L,T	D	20,250
METAL ROOF		STANDING SEAM	M,L,T	B,C	153,000
METAL ROOF	AWNINGS	26 units	M,L,T	A,B,E	82,000
METAL ROOF		CANOPY ENTRY	w/framing	A	7,900
METAL ROOF		ROOF OVER HVAC/AIR COMPRESSOR		B	8,000
CARPORT FOOTINGS	16	CANOPY FOOTINGS	6	A	3,500
CARPORT ROOFING/STANDING SEAM			M&T&L		46,000
CARPORT		FRAMING	M&T&L		28,000
CARPORT STEEL COLUMNS & TUBING & FRAMING			ONLY 2		16,000
CARPORT W/ CMU AND LIMESTONE		ROUNDED SCREEN			2,000
CARPORT FOOTINGS	16	CANOPY FOOTINGS	6	A	3,500
CARPORT ROOFING/STANDING SEAM			M&T&L		46,000
CARPORT		FRAMING	M&T&L		28,000

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CARPORT STEEL COLUMNS & TUBING & FRAMING				ONLY 2		16,000
CARPORT W/ CMU AND LIMESTONE			ROUNDED SCREEN			2,000
EXTERIOR WALL FRAMING FOR CANOPY COLUMNS					A	1,000
EXTERIOR WALL FRAMING & DENS GLASS					A	8,300
LINER PANEL SHOP WALLS		200 LF	10’ HIGH	M&L&T	B	7,400
INTERIOR-STUDS, SR, TF, PAINT, INSUL, CAB, CEILING, DOORS
INCLUDES GRAN/SSC TOPS, PLAM IN WORK AREAS					A	597,000
INTERIOR-STUDS, SR, TF, PAINT, INSUL, CAB, CEILING, DOORS
INCLUDE LAMINATES CAB SURFACES AND TOPS					E	175,000
UPGRADE TO SOLID SURFACE TOPS				355 SF	E	19,000
INTERIOR-STUDS, SR, TF, PAINT, INSUL, CAB, CEILING, DOORS					B	16,000
ADD FOR ACCENT COLORS IN EXEC. OFFICES						4,000
PLUMBING	AND FIXTURES			M&L&T		210,000
ELECTRICAL				M&T&L		500,000
ELECTRICAL FIXTURE ALLOWANCE				incls. Site poles, etc.		150,000

HVAC						455,000
AER0-K FIRE SUPPRESSION-SERVER ROOM						15,000
SPRINKLER SYSTEMS				1.75 SF +	A & E	125,000
FIRE STOPPING			AND CAULK ALL STUD BASE PLATES		A,B,E,C,D	10,000
FIRE PROOFING	STEEL WITH MONOKOTE					0
FIRE LINE LOOPING						0
DOCK BAY DOORS		10-16X16,3-14X14,1-10X10		M,L,T	A & B	72,000
DOCK LEVELER-RITE HITE				M,L,T	A	5,800
WHS GUARD RAILING SYS 117 LF				M,L,T	A	8,500
COLUMN GUARDS,	7	295 EA		M,L,T	A	2,065
BIG FAN INSTALLED				M,L,T	A	7,300

CABLING IT INFRASTRUCTURE fiber optic connect				M & T& L		90,000
WASH BAY			Equip.			33,000
ACCENT WALL VERTICAL TILE			LABOR	25 LF		850
ACCENT WALL VERTICAL TILE			M&T	5.99 SF		1,600
CARPET 45,000SF add 20% extra future 1.07 SF + M&F&T						53,500
CARPET LABOR			38,000 SF	.55 SF		20,900
VINYL			.63 SF +	M&F&T	10,000 SF	6,900
VINYL			LABOR 1.00 SF est	M&T&L		10,000
LOBBY FLOOR TILE			11.88 SF +	M&F&T	2440 SF	32,000
BATH/LOCKERS/HOTEL TILE FLOOR			1.43 SF	M,T,F,T	3000 SF	4,660
SHOWER TILE & WALL TILE 2.00 SF +				M&F&T	3,900	8,600
MISCEL. TILE MATERIALS TRIM, BASE, MORTAR, SAND						2,500
TILE LABOR					ALL	30,000
TILE AT VESTIBULE				M&T		1,400
SECURITY & FIRE ALARMS CCTV				CARD READERS
		ALLOWANCE				75,000

CONVAULT TANK INSTALLATION						20,000
CRANE	10 TON	40 ft span x 100 M&L&T				58,000
ELEVATOR			2	M&L&T	A & E	80,000
EXTERIOR KITCHEN CAB & COUNTERTOPS				ALLOW		20,000
EXT. COV. ARBOR W/METAL ROOF		ALLOW		M&T&L		60,000
WROUGHT IRON FENCE TO LOT LINE			AT PATIO			7,000

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LAB, ENGINE REPAIR RM SHELVES & CAB				2000
LOBBY GLASS ENTRY DOORS, WINDOWS		M&L&T		215,000
ADA DRINKING FOUNTAINS	2	M&L&T		750
WROUGHT IRON FENCING	AT HOTEL	M&L&T		35,000
PERIMETER FENCING	plus 3 auto car & man gates			85,000
HANDICAP PAINTING & SIGNS 8 EA 210 EA M&L&T				1,900
STAIN & SEAL CONCRETE 23,600 SF .50 SF M&L&T			A&B&D	11,750
EXTERIOR PAINT-TILT, STEEL, STUCCO, DOORS		M&L&T	ALL	60,000
PARKING LANE PAINTING	6500 .18 LF	M&L&T		1,300
FIRE LANE PAINTING & STENCILING 125 @ 8.ea		M&L&T		1,200
WASH BAY PLUMBING	DRAINS-PATIO	NIB		2,000
MONUMENT SIGN	ALLOWANCE			15,000
LANDSCAPING	ALLOWANCE			80,000
IRRIGATION	ALLOWANCE			25,000
WALLPAPER	ALLOWANCE			3,500
SHOWER DOORS	ALLOWANCE			1,300

BUILDERS RISK				32000
WORKERS COMP-INS
GENERAL LIABILITY INS				60,000

		Sub Total		8,631,026

Add .05% FOR INFLATION, CHANGES, UNKNOWNS
MISSING ITEMS, PROBLEMS ENCOUNTERED - CONTINGENCIES			0.05	431,551
		TOTAL		$9,062,577
		Loan Amount		$7,500,000
		Borrower’s Cash Portion		$1,562,577

Lender may withhold from an Advance or, on account of subsequently discovered evidence, withhold from a later Advance under this Agreement or require Borrower to repay to Lender the whole or any part of any earlier Advance to such extent as may be necessary to protect Lender from loss on account of (a) defective work not remedied or requirements of this Agreement not performed, (b) liens filed or reasonable evidence indicating probable filing of liens, (c) failure of Borrower to make payments to subcontractors for material or labor, or (d) a reasonable doubt that the construction can be completed for the balance of the Loan Amount then undisbursed.  When all such grounds are removed, payment shall be made of any amount so withheld because of them.

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EXHIBIT “C”

Affidavit of Completion

BEFORE ME, the undersigned authority, on this day personally appeared                               (“Affiant”), as                           of GLOBAL GEOPHYSICAL SERVICES, INC., a Texas corporation (“Owner”), known to me to be the person whose name is subscribed below, and who, being by me first duly sworn, did his oath state as follows:

1.             Owner.  The name and address of Owner are:

GLOBAL GEOPHYSICAL SERVICES, INC.
3535 Briarpark Drive, Suite 200
Houston, Texas 77042

2.             Contractor.  The name and address of the original contractor (“Contractor”) are:

3.             Improvements.  The improvements (“Improvements”), which are being, or will be, constructed on the Land are generally described as follows:  consisting of an office building of approximately                          sq. ft. to be located on the property (“Land”) described in Schedule “A” attached hereto.

4.             Real Property.  Owner is the owner of the real property (“Real Property”) situated in Harris County, Texas, on which the Improvements were constructed and are located, which Real Property is more particularly described as follows:

See Schedule “A” attached hereto and incorporated herein by reference for all purposes.

5.             Completion.  The Improvements under the Contract between Owner and Contractor have been completed within the meaning of Texas Property Code §53.106(e), and the date of such completion was                              , 200     (“Date of Completion”).

6.             Affiant.  The Affiant is an authorized representative of Owner and has been duly authorized to execute this Affidavit of Completion and cause it to be recorded with the County Clerk of the county in which the Real Property is situated.

NOTICE:  A CLAIMANT MAY NOT HAVE A LIEN ON RETAINED FUNDS UNLESS THE CLAIMANT FILES THE AFFIDAVIT CLAIMING A LIEN NOT LATER THAN THE 30TH DAY AFTER THE DATE OF COMPLETION.

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DATED as of the            day of                            , 20      .

AFFIANT:

Print Name: ,
who is an authorized representative of Owner

SUBSCRIBED AND SWORN BEFORE ME, on this the            day of                    , 20     .

[SEAL]
Notary Public, State of Texas
My Commission Expires:

Printed or Typed Name of Notary

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SCHEDULE 3.8

Exceptions to Retainage

Structural Steel Fabricator

Approximate amount of contract $700,000.00

LBM Steel Fabrication and Roof

Approximate amount of contract $298,000.00

ANNEX I

Interest Rate Provisions

1.             Definitions.

(a)           Unless otherwise defined in this Agreement, all capitalized terms used herein shall have the meanings given such terms in this Agreement.

(b)           The following terms are additionally defined for purposes of this Agreement and, as with all other provisions herein, shall be deemed to be incorporated into the Rate Option Note (as that term is defined herein) for all purposes.  This Annex I shall control in the event any of the following terms are otherwise defined in the Agreement.

“Applicable CMT (Treasury) Rate” shall mean the 10-year U.S. Treasury Note held to a constant maturity date as quoted in the Money Rate Section of The Wall Street Journal thirty (30) days prior to the Maturity Date plus TWO PERCENT (2%).

“Applicable Prime Rate” shall mean the Prime Rate minus FIFTY HUNDREDTHS PERCENT (0.5%).

“Prime Rate” shall mean the prime rate from time to time announced by the Lender, as it changes from time to time.  The prime rate of the Lender is an index only and is not necessarily the lowest rate charged by the Lender to its customers.

“Rate Option Note” shall mean the $7,500,000.00 Note described in the Agreement.

2.             Interest Rate Prior to Event of Default.  Notwithstanding anything in the Loan Agreement or the Rate Option Note to the contrary, prior to the occurrence of an Event of Default, the outstanding principal balance of the Rate Option Note shall bear interest at the Applicable Prime Rate prior to the Maturity Date and, so long as the Extended Rate Option is available and exercised, after the Maturity Date at the Applicable CMT (Treasury) Rate.

3.             Regulatory Changes.  Borrower agrees to reimburse the Lender upon demand for any costs, taxes or other charges applicable to the Lender by reason of any regulatory change occurring after the date of this Agreement with respect to loans bearing interest at a LIBOR Rate.  This reimbursement obligation is in addition to any other reimbursement obligations of Borrower under this Agreement or the Rate Option Note.

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